SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



          Date of report (Date of earliest event reported) May 1, 2003
                                                           -----------

                     SEACOAST BANKING CORPORATION OF FLORIDA
               (Exact Name of Registrant as Specified in Charter)


               Florida                       1-13660               59-2260678
--------------------------------         -------------       -------------------
 (State or Other Jurisdiction            (Commission           (IRS Employer
        of Incorporation)                 File Number        Identification No.)



    815 Colorado Avenue, Stuart, FL                                  34994
----------------------------------------                             -----
(Address of Principal Executive Offices)                           (Zip Code)


     Registrant's telephone number, including area code (772) 287-4000
                                                        ---------------

                     SEACOAST BANKING CORPORATION OF FLORIDA



Item 5.    Other Items and Regulation FD Disclosure

     On May 1, 2003, the Registrant's shareholders, at the Registrant's Annual Meeting of Shareholders ("Annual Meeting"), elected all nominees for its board of directors, including the addition of two new independent directors, Stephen
E. Bohner and T. Michael Crook.

     Shareholders also approved an amendment to the Registrant's Articles of Incorporation which will allow the company to enter into certain business combinations approved by the board of directors without a supermajority vote as previously required by the Registrant's Articles of Incorporation. Business combinations will now require a vote of only a simple majority of the outstanding shares entitled to vote if the business combination is approved by 66 2/3 percent of the board of directors and a majority of continuing directors. Other business combinations must be approved by (i) the holders of 66-2/3% of the outstanding shares of the Registrant's common stock that are entitled to vote, and (ii) the holders of a majority of the outstanding shares of the Registrant's common stock that are not owned by the company's affiliates and persons that became 5% or greater shareholders after February 28, 2003 (the record date for the Annual Meeting).


   Exhibit No.      Document Description
   -----------      --------------------
     99.1           Press Release Results of 2003 Annual Meeting of Shareholders

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     SEACOAST BANKING CORPORATION OF FLORIDA
     ---------------------------------------
     Registrant

     Date:   May 5, 2003                By:   /s/ William R. Hahl
                                              -------------------------------
                                              William R. Hahl
                                              Executive Vice President & CFO

                                                                    EXHIBIT 99.1


     NEWS RELEASE


                                         Dennis S. Hudson, III
                                         President and Chief Executive Officer
                                         Seacoast Banking Corporation of Florida
                                         (772) 288-6086

                                         William R. Hahl
                                         Executive Vice President and
                                         Chief Financial Officer
                                         (772) 221-2825


                     SEACOAST BANKING CORPORATION OF FLORIDA
            ANNOUNCES RESULTS OF 2003 ANNUAL MEETING OF SHAREHOLDERS


STUART, FL., May 2, 2003 - Seacoast Banking Corporation of Florida  (NASDAQ-NMS:
SBCF), a bank holding company whose principal subsidiary is First National Bank and Trust Company of the Treasure Coast, today announced that its shareholders, at the Company's annual shareholders' meeting yesterday, had elected all nominees for directors, including the addition of two new independent directors, Stephen E. Bohner and T. Michael Crook.

     Shareholders also approved an amendment to the Company's Articles of Incorporation which will allow the Company to enter into certain business combinations approved by the board of directors without a supermajority vote as previously required by the Company's Articles of Incorporation. Business combinations will now require a vote of only a simple majority of the outstanding shares entitled to vote if the business combination is approved by 66 2/3 percent of the Company's Board of Directors and a majority of continuing directors.

     Seacoast Banking Corporation of Florida has approximately $1.3 billion in assets. It is one of the largest independent commercial banking organizations in Florida, headquartered on Florida's Treasure Coast, one of the wealthiest and fastest growing areas in the nation.